SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters FundTM

Supplement dated June 9, 2016 to the

Prospectus dated February 25, 2016

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

On June 1, 2016, the Board of Trustees (the “Board”) of Schwab Capital Trust approved the termination of BMO Asset Management Corp. (“BMO”) as investment manager to the Laudus Small-Cap MarketMasters Fund (the “Fund”), therefore all references to BMO in the Fund’s prospectus are removed. The Board also approved the hiring of The Boston Company Asset Management, LLC (“The Boston Company”) as a new investment manager to the Fund. Accordingly, the following changes have been made to the Fund’s prospectus:

The information under “Investment managers” on page 3 of the Fund’s prospectus is hereby deleted and replaced with the following:

The fund has three investment managers: Mellon Capital Management Corp., The Boston Company Asset Management, LLC, and Wellington Management Company LLP. The table below shows investment managers that are (or are expected to be) responsible for managing more than 30% of the fund’s assets, and the individuals serving as portfolio managers for those investment managers.

Investment manager and address	Year founded/assets under management (as of 12/31/15)
Wellington Management Company LLP 280 Congress Street Boston, MA 02210	Founded: 1933 $927 billion

Portfolio Manager(s)	Employment experience
Timothy J. McCormack, CFA Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.

Shaun F. Pederson, Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.

For more information on the fund’s other investment managers, please see the “Fund management” and “Additional information about the funds” sections of the prospectus.

The second paragraph and related table under “More about the fund’s investment managers and principal risks” in the “Fund details” section on page 9 of the Fund’s prospectus are hereby deleted and replaced with the following:

The following table identifies the fund’s investment managers as of June 1, 2016, their areas of focus, and approximate asset allocation.

Investment manager	Investment style	Approximate allocation of net assets (%)
BMO Asset Management Corp.	Small-cap growth	40.9%*
Mellon Capital Management Corp.	Small-cap blend	9.6%
The Boston Company Asset Management, LLC	Small-/mid-cap core	0.00%**
Wellington Management Company LLP	Small-cap value	49.2%
Cash and other assets	—	0.3%

*	BMO Asset Management Corp. will terminate managing fund assets on or around June 9, 2016.

**	The Boston Company Asset Management, LLC will begin managing fund assets on or around June 9, 2016.

The following paragraph, relating to The Boston Company, under “More about the fund’s investment managers and principal risks” in the “Fund details” section on page 9 of the Fund’s prospectus is hereby inserted:

The Boston Company Asset Management, LLC (“The Boston Company”). The Boston Company is a performance-driven active equity manager. The Boston Company builds portfolios that are rooted in fundamental research, bottom-up stock selection, macro perspectives and appropriate risk controls.

The fourth paragraph under “Fund management” on page 18 of the Fund’s prospectus is hereby deleted and replaced with the following:

A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement and sub-advisory agreements (except for the sub-advisory agreement with The Boston Company) is available in the funds’ 2015 annual report, which covers the period of November 1, 2014 through October 31, 2015. A discussion regarding the basis for the approval of the sub-advisory agreement between CSIM and The Boston Company will be available in the funds’ 2016 annual report.

The information relating to the Fund under “The funds’ investment managers” in the “Fund management” section beginning on page 18 of the Fund’s prospectus is hereby deleted and replaced with the following:

The funds’ investment managers

The table below shows each fund’s current investment managers and the individuals who serve as portfolio managers for each investment manager’s portion of fund assets.

Laudus Small-Cap MarketMasters Fund

Investment manager and address	Year founded/ assets under management (as of 12/31/15)	Portfolio manager(s)	Employment experience
Mellon Capital Management Corp. 50 Fremont St., Suite 3900 San Francisco, CA 94105	Founded: 1983 $352 billion	Karen Q. Wong, CFA Managing Director, Head of Equity Portfolio Management	Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000. She holds a MBA from San Francisco State University in Finance, and a BS from San Francisco State University in Accounting and Statistics.

		Richard A. Brown, CFA Managing Director, Senior Portfolio Manager, Team Leader	Mr. Brown is a managing director of equity portfolio management with Mellon Capital, where he has been employed since 1995. He holds an MBA from California tate University at Hayward.

		Thomas J. Durante, CFA Managing Director, Senior Portfolio Manager, Team Leader	Mr. Durante is a managing director of equity portfolio management with Mellon Capital, where he has been employed since 2000. He holds a B.A. degree from Fairfield University in Accounting.

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Investment manager and address	Year founded/ assets under management (as of 12/31/15)	Portfolio manager(s)	Employment experience
The Boston Company Asset Management, LLC One Boston Place Boston, MA 02108	Founded: 1970 $36 billion	David A. Daglio Jr., CFA, Senior Managing Director and Head of the Opportunistic Value Strategies	Began his investment career in 1998. Joined The Boston Company as an equity analyst in 1998. He holds a B.S. degree from Rensselaer Polytechnic Institute and an MBA from New York University’s Stern School of Business.
Wellington Management Company LLP 280 Congress Street Boston, MA 02210	Founded: 1933 $927 billion	Timothy J. McCormack, CFA, Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.

		Shaun F. Pederson Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the fund’s SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG92038-00 (06/16) 00167244

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SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters FundTM

Supplement dated June 9, 2016 to the

Statement of Additional Information (“SAI”) dated February 25, 2016

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On June 1, 2016, the Board of Trustees (the “Board”) of Schwab Capital Trust approved the termination of BMO Asset Management Corp. (“BMO”) as investment manager to the Laudus Small-Cap MarketMasters Fund (the “Fund”), therefore all references to BMO in the Fund’s SAI are removed. The Board also approved the hiring of The Boston Company Asset Management, LLC (“The Boston Company”) as a new investment manager to the Fund. Accordingly, the following changes have been made to the Fund’s SAI:

The following paragraph relating to The Boston Company under “Advisory Agreement” in the “Investment Advisory and other Services” section beginning on page 32 of the Fund’s SAI is hereby inserted:

The Boston Company Asset Management, LLC (“The Boston Company”) serves as sub-adviser to the Laudus Small-Cap MarketMasters Fund. The Boston Company is a registered investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The Boston Company, a financial services company headquartered in Boston, Massachusetts. As of March 31, 2016, The Boston Company had approximately $36.2 billion in assets under management. The Boston Company has managed investments for individuals and institutions since 1989. Its principal address is located at One Boston Place, Boston, MA 02108.

The following information relating to The Boston Company under “Sub-Adviser Portfolio Manager Disclosure” beginning on page 39 of the Fund’s SAI is hereby inserted:

The Boston Company sub-advises the Laudus Small-Cap MarketMasters Fund (the “Fund”).

Other Accounts. The portfolio manager is also responsible for the day-to-day management of other accounts, as indicated in the following table. The information below is provided as of March 31, 2016. There are no accounts with respect to which the advisory fee is based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David A. Daglio Jr.	11	$3.8B	4	$766.5MM	56	$3.8B

Material Conflicts of Interest.

Introduction

This disclosure statement is intended to describe the general conflicts of interest that have been identified at The Boston Company and the corresponding mitigants. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest.

This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1.	Same investment team managing multiple client accounts
2.	Allocation of Investment Opportunities
3.	Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

1.	Management of proprietary accounts alongside other accounts
2.	Management of affiliated accounts alongside other accounts
3.	Affiliated brokerage
4.	Affiliated underwriting

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. The Boston Company will participate in syndicate deals (IPO’s and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. The Boston Company will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1.	Soft dollars
2.	Broker selection
3.	Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the Section 28(e) safe harbor. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where The Boston Company makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester’s manager, Director of Vendor Management, CIO, Head Trader, CCO and COO. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by The Boston Company traders and must be on one of the approved broker lists. The Boston Company has commissioned a 3rd party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. The Boston Company has entered into commission sharing arrangements (CCA’s or CSA’s) with several counterparties pursuant to which The Boston Company may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to The Boston Company. These arrangements allow the execution decision to be independent of the research decision.

The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Where The Boston Company participates as an investment manager in UMA and SMA (wrap) programs or provides securities recommendations as a non-discretionary investment manager (model accounts) there is a possibility that such accounts will trade behind fully discretionary accounts (sequenced trading), trade alongside fully discretionary

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accounts (simultaneous trading) or be traded in a coordinated manner across the respective trading desks. The methodology employed will depend upon certain factors, including but not limited to, the liquidity profile of the investment strategy and total AUM of the relevant investment strategy.

Personal Interests

1.	Personal trading
2.	Outside affiliations and directorship
3.	Gifts and entertainment

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients.

Employees outside interests may be in direct or indirect conflict with their job responsibilities at The Boston Company.

There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants: The Boston Company has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis.

Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

The Boston Company has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

The Boston Company has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 140, as amended. Certain employees that are considered “covered persons” must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1.	Valuation and pricing
2.	Product development
3.	Disclosure practices
4.	Error correction
5.	Proxy Voting

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.

Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.

Certain clients may be provided with information that other clients do not have access to.

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Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm’s interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, The Boston Company has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, The Boston Company’s Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm’s policies and practices.

The Boston Company participates in the BNY Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

Compensation. The Boston Company’s rewards program was designed to be market-competitive and align our compensation with the goals of our clients. Individual performance is at the heart of every compensation decision, and all of The Boston Company’s employees are assessed on their ability to meet goals set during the year and to work productively as a team member to achieve those goals. Other broader variables and metrics may also affect compensation-related decisions, including current margin levels, aggregate firm investment performance and The Boston Company’s performance against our financial plan. Investment performance by team and strategy is also considered as part of award decisions.

The following factors encompass our investment professional rewards program.

•	Base salary
•	Annual cash bonus
•	Long-Term Incentive Plan (“LTIP”)
¡	Deferred cash
¡	BNY Mellon restricted stock and/or
¡	The Boston Company equity

Ownership of Fund Shares. As of May 31, 2016, the portfolio manager did not beneficially own any of the Fund’s shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG92050-00 (06/16) 00167263

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